ACCOUNTS FINANCING AGREEMENT

                              [SECURITY AGREEMENT]


                                     BETWEEN



                         CONGRESS FINANCIAL CORPORATION
                          1133 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036





                                      AND



                         Eastco Industrial Safety Corp.
                       ----------------------------------
                                (NAME OF CLIENT)


                              130 West 10th Street
                       ----------------------------------
                                (STREET ADDRESS)


                       Huntington Station, New York 11746
                       ----------------------------------
                             (CITY)            (STATE)






                           [Logo] A CoreStates Company

                                                 October 1 1991

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen.

     This Agreement states the terms and conditions upon which, effective as of the date of acceptance by you, we may obtain loans and other financial accommodations from you for our general corporate and business purposes upon the security referred to herein. We shall be, if two or more in number, jointly and severally bound hereunder. Reference is made to the Rider annexed hereto which is incorporated herein. Asterisks used in this Agreement correspond to the respective modifying terms provided in the Rider for the indicated Sections.

Section I. DEFINITIONS of this Agreement.

     1.1. All terms used herein which are defined in Article I or Article 9 of the Uniform Commercial Code ("UCC") shall have the meanings given therein. unless otherwise defined in this Agreement and all references to the plural herein shall also mean the singular.

     1.2. "Accounts" shall mean all of our present and future accounts, contract rights, general intangibles, chattel paper, documents and instruments, as such terms are defined in the UCC, including, without limitation, all obligations for the payment of money arising out of our sale, lease or other disposition of goods or other property or rendition of services.

     1.3. "Account Debtor" shall mean each debtor or obligor in any way obligated on or in connection with any Account.

     1.4. "Collateral" shall have the meaning set forth in Section 4.1 hereof.

     1.5. "Eligible Accounts" shall mean Accounts created by us in the ordinary course of business arising out of our sale of goods or rendition of services, which are and at all times shall continue to be acceptable to you in all respects. Standards of eligibility may be fixed and revised from time to time solely by you in your exclusive judgment. In determining eligibility, you may, but need not, rely on agings, reports and schedules of Accounts furnished by us, but reliance by you thereon from time to time shall not be deemed to limit your right to revise standards of eligibility at any time as to both our present and future Accounts. In general, an Account shall not be deemed eligible unless: (a) the Account Debtor on such Account is and at all times continues to be acceptable to you, (b) such Account complies in all respects with the representations, covenants and warranties hereinafter set forth, and (c) no more than 90 days have elapsed since the invoice date of such Account.

     1.6. "Events of Default" shall have the meaning set forth in Section 8.1 hereof.

     1.7. "Maximum Credit" shall mean the amount of 5,000,000.

     1.8. "Net Amount of Eligible Accounts" shall mean the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

     1.9. "Obligations" shall mean any and all loans, indebtedness, liabilities and obligations of any kind owing by us to you, however evidenced, whether as principal, guarantor or otherwise, whether arising under this Agreement, any supplement hereto, or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or acquired from others (including, without limitation, your participations or interests in our obligations to others) and including, without limitation, your charges, commissions, interest, expenses, costs and attorneys' fees chargeable to us in connection wish all of the foregoing.

     1.10. "Records" shall have the meaning see forth in Section 4.1(f) hereof.

     1.11.  "Renewal  Date"  shall have the  meaning  set forth in  Section  9.1 hereof.


Section 2. LOANS.

     2.1. You shall, in your discretion,  make loans to us from time to time, at our request, of up to .....eighty...............percent  (........80...%) of the
Net Amount of Eligible Accounts (or such greater or lesser percentage thereof as you shall in your sole discretion determine from time to time).

     2.2 All loans shall be charged so a loan account in our name on your books. You shall render to us each month a statement of our loan account which shall be considered correct and deemed accepted by, and conclusively binding upon, us as an account stated, except to the extent that you receive a written notice of any specific exceptions by us thereto within thirty (30) days after the date of such statement.

     2.3. Except in your sole discretion, the outstanding aggregate principal amount of all loans by you to us hereunder, under any supplement hereto or evidenced by any promissory note, shall not exceed the Maximum Credit at any time. Without limiting your right to demand payment of the Obligations, or any portion thereof, in accordance with any other terms of this Agreement, or any supplement hereto, in the event that the outstanding aggregate principal amount of loans by you to us exceeds the Maximum Credit or the formula set forth in
Section 2.1 hereof, we shall remain liable therefor and the entire amount of such excess(es) shall, at your option, become immediately due and payable, upon your demand.

     2.4. At your option all principal, interest, fees, commissions, costs, expenses or other charges wish respect to this Agreement or any supplement hereto (all of which shall be cumulative and not exclusive) and any and all loans and advances by you so us may be charged directly to our account maintained by you.

     2.5. All loans shall be payable at your office specified above or at such other place as you may hereafter designate from time to time and, at your option and upon your request, we shall execute and deliver to you one or more promissory notes in form and substance satisfactory to you to further evidence such loans.


Section 3. INTEREST AND FEES.

     3.1. Interest shall be payable by us to you on the first day of each month upon the closing daily balances in our loan account for each day during the immediately  preceding  month,  at a  rate  equal  to  ......three.......percent
(....3....%)  per  annum  in  excess  of  the  prime  commercial  interest  rate
(presently..8..% per annum) from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, NA., Philadelphia, Pennsylvania, whether or not such announced rate is the best rate available at such bank. The interest rate charged hereunder shall increase or decrease by an amount equal to each increase or decrease, respectively, in said prime loan rate, effective on the first day of the month after any change in said prime loan rate based on the prime loan rate in effect on the last day of the month in which any such change occurs. The rate of interest in effect hereunder on the date hereof, expressed in terms of simple interest, is eleven percent (11%) per annum. In the event that the outstanding aggregate principal amount of loans by you to us exceeds the Maximum Credit or the formula set forth in Section 2.1 hereof or any other formula or sublimit set forth in any supplement hereto, interest on the entire amount of such excess(es) shall be payable at the rate set forth in Section 3.2 hereof (whether or not such excess(es)) arise or are made with or without your knowledge or consent).

     3.2. On and after the date of any Event of Default or termination or non-renewal hereof, interest on all outstanding unpaid Obligations shall accrue at a rate equal to.....two.....percent  (.....2....%) per annum in excess of the pre-default rate set forth above from the date of such Event of Default or termination or non-renewal, and all interest accruing hereunder shall thereafter be payable on demand.

     3.3. Interest shall be calculated on the basis of a 360-day year and shall be included in each monthly statement of our loan account. You shall have the right, at your option, to charge all interest to our loan account on the first day of each month, and such interest shell be deemed so be paid by the first amounts subsequently credited thereto.

     3.4. In no event shall  charges  constitute  interest,  payable by us under this Agreement, exceed the rate permitted under any applicable law or regulation, and if any part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

     3.5. if the average outstanding daily principal balance of all loans by you to us under this Agreement or any supplement hereto in any calendar month shall be less than the Maximum Credit, we shall pay to you on or before the tenth
(10th) day of the next succeeding calendar month an unused line fee equal to one-half of one percent ( ...5...%) per annum upon the amount by which the Maximum Credit exceeds the average outstanding daily principal balance of all such loans in respect of such month.

     3.6. *



     3.7. *


Section 4. SECURITY INTEREST.

     4.1. As security for the prompt performance, observance and payment in full of all Obligations, we hereby grant to you a continuing security interest in, a lien upon and a right of setoff against, and we hereby assign, transfer, pledge and set over to you the following (which together with any of our other property in which you may at any time have a security interest or lien, whether pursuant to this Agreement or any supplement hereto, or otherwise, are herein collectively referred to as the "Collateral"): All present and future (a) Accounts; (b) moneys, securities and other property and the proceeds thereof. now or hereafter held or received by, or in transit to, you from or for us, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of our deposits (general or special), balances, sums and credits with you at any time existing; (c) all of our right, title and interest, and all of our rights, remedies, security and liens, in, to and in respect of the Accounts and other Collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance; (d) all of our right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Accounts or other Collateral, including without limitation, all returned, reclaimed or repossessed goods; (e) all deposit accounts; (f) all books, records, ledger cards, computer programs, and other property and general intangibles evidencing or relating to the Accounts and any other Collateral or any Account Debtor, together with the file cabinets or containers in which the foregoing are stored ("Records"); (g) all other general intangibles of every kind and description, including without limitations, trade names and trademarks, and the goodwill of the business symbolized thereby, patents, copyrights, licenses and Federal, State and local tax refund claims of all kinds and (h) all proceeds of the foregoing, in any form, including, without limitation, any claim against third parties for loss or damage to or destruction of any or all of the foregoing.

     4.2. We shall keep and maintain, at our cost and expense, satisfactory and complete books and records of all Accounts, all payments received or credits granted thereon, and all other dealings therewith. At such times as you may request, we shall deliver to you all original documents evidencing the sale and delivery of goods or the performance of services which created any Accounts, including but not limited to all original contracts, orders, invoices, bills of lading, warehouse receipts, delivery tickets and shipping receipts, together with schedules describing the Accounts and/or written confirmatory assignments to you of each Account, in form and substance satisfactory to you and duly executed by us, together with such other information as you may request. In no event shall the making or the failure to make or the content of any schedule or assignment or our failure to comply with the provisions hereof be deemed or construed as a waiver, limitation or modification of your security interest in, lien upon and assignment of the Collateral or our representations, warranties or covenants under this Agreement or any supplement hereto.


Section 5. COLLECTION AND ADMINISTRATION.

     5.1. Until our authority to do so is curtailed or terminated at any tune by you, we shall, at our expense and on your behalf, collect, as your property and in trust for you, all remittances and all amounts unpaid on Accounts, and we shall not commingle such collections with our own funds. We shall on the day received remit all such collections to you in the form received duly endorsed by us for deposit with you, unless you shall direct us otherwise. All amounts collected on Accounts when received by you shall be credited to our loan account, after adding five (5) business days for collection, clearance and transfer of remittances, conditional upon final payment to you.

     5.2. You or your representatives shall at all times have free access to and right of inspection of the Collateral and have full access to and the right to examine and make copies of our Records, to confirm and verify all Accounts, to perform general audits and to do whatever else you deem necessary to protect your interests. You may at any time remove from our premises or require us or any accountants and auditors employed by us so deliver any Records and you may, without cost or expense to you, use such of our personnel, supplies, computer equipment and space at our places of business as may be reasonably necessary for the handling of collections.

     5.3. We shall immediately upon obtaining knowledge thereof report to you all reclaimed, repossessed or resumed goods, Account Debtor claims and any other matter affecting the value, enforceability or collectibility of Accounts. At your request any goods reclaimed or repossessed by or returned to us will be set aside, marked with your name and held by us for your account and subject to your security interest. All claims and disputes relating to Accounts are to be promptly adjusted within a reasonable time, at our own cost and expense. You may, at your option, settle, adjust or compromise claims and disputes relating to Accounts which are not adjusted by us within a reasonable time.

     5.4. We shall, in the manner requested by you from time to time, direct that all proceeds of Accounts, letters of credit, bankers' acceptances and other proceeds of Collateral shall be payable to a lock box or post office box designated by you and under your control and/or deposited into a blocked account under your control and/or deposited into an account maintained in your name and under your control and in connection therewith shall execute such lock box, blocked account or other agreement as you in your sole discretion shall specify.


Section 6. REPRESENTATIONS. WARRANTIES AND COVENANTS.

     We hereby represent, warrant and covenant to you the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of loans hereunder by you or under any supplement hereto:

     6.1. We are and shall be, with respect to all Collateral and all our inventory now existing or hereafter acquired, the owner of such Collateral and inventory free from any lien, security interest, claim or encumbrance of any kind, except in your favor and as otherwise consented to in writing by you, and we shall defend the same against the claims of all persons.

     6.2. We will not directly or indirectly sell, lease, transfer, abandon or otherwise dispose of all or any substantial portion of our property or assets or consolidate or merge with or into any other entity or permit any other entity to consolidate or merge with or into us. We will at all times preserve, renew and keep in full force and effect our existence as a corporation arid the rights and franchises with respect thereto and continue to engage in business of the same type as we are engaged as of the date hereof. We shall give you thirty (30) days prior written notice of any proposed change in our corporate name which notice shall tee forth the new name.

     6.3. Our Records and chief executive office are maintained at the address referred to below. We shall not change such location without your prior written consent and prior to making any such change, we agree to execute any additional financing statements or other documents or notices which you may require.

     6.4. We shall maintain our shipping forms, invoices and other related documents in a form satisfactory to you and shall maintain our books, records and accounts in accordance with generally accepted accounting principles consistently applied. We agree to furnish you monthly with accounts receivable agings, inventory reports (if requested by you), and interim financial statements (including balance sheet, statement of income and surplus account, and cash flow statements), and to furnish you, at any time or from time to time with such other information regarding our business affairs and financial condition as you may reasonably request, including, without limitation, balance sheets, statements of profit and loss, financial statements, cash flow and other projections, earnings forecasts, schedules, agings and reports. We hereby irrevocably authorize and direct all accountants, auditors or other third parties to deliver to you, at our expense, copies of our financial statements, papers related thereto, and other accounting records of any nature in their possession and to disclose to you any information they may have regarding our business affairs and financial conditions. We shall furnish you with audited financial statements on an annual basis certified by independent public accountants selected by us and acceptable to you. All such statements and information shall fairly present our financial condition as of the dates and the results of our operations for the periods, for which the same are furnished. Any documents, schedules, invoices or other papers delivered to you may be destroyed or otherwise disposed of by you one (1) year after the date the same are delivered to you, unless we make writtten request therefor and pay all expenses attendant to their return, in which event you shall return same when your actual or anticipated need therefor has ceased.

     6.5. Each Eligible Account represents a valid and legally enforceable indebtedness based upon an actual and bona fide sale and delivery of goods or rendition of services in the ordinary course of our business which has been finally accepted by the Account Debtor and for which the Account Debtor Is unconditionally liable to make payment of the amount stated in each invoice, document or instrument evidencing the Eligible Account in accordance with the terms thereof, without offset, defense or counterclaim and will be paid in full at maturity.

     6.6. All statements made and all unpaid balances appearing in the invoices, documents and instruments evidencing each Eligible Account are true and correct and are in all respects what they purport to be and all signatures and endorsements that appear thereon are genuine and all signatories and endorsers have full capacity to contract and each Account Debtor is solvent and financially able to pay in full the Eligible Account when it matures. None of the transactions underlying or giving rise so any Account shall violate any state or federal laws or regulations, and all documents relating to the Accounts shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms and all recording, filing and other requirements of giving public notice under any applicable law have been duly complied with.

     6.7. We shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against us or our properties or assess prior to the date on which penalties attach thereto. We shall be liable for any tax or penalty imposed upon any transaction under this Agreement or any supplement hereto or giving rise to the Accounts or any other Collateral or which you may be required to withhold or pay for any reason and we agree to indemnify and hold you harmless with respect thereto, and to repay to you on demand the amount thereof, and until paid by us such amount shall be added to and deemed part of your loans to us.

     6.8. Except as otherwise disclosed * there it no present investigation by any governmental agency pending or threatened against us and there is no action, suit, proceeding or claim pending or threatened against us or our assets or goodwill, or affecting any transactions contemplated by this Agreement, or any supplement hereto, or any agreements, instruments or documents delivered in connection herewith or therewith before any court, arbitrator, or governmental or administrative body or agency which if adversely determined with respect to us would result in any material adverse change in our business, properties, assets, goodwill, or condition, financial or otherwise.

     6.9. The execution, delivery and performance of this Agreement, any supplement hereto, or any agreements, instruments and documents executed and delivered in connection herewith, are within our corporate powers, have been duly authorized are not in contravention of law or the terms of our Charter, By-Laws or other incorporation papers, or of any indenture, agreement or undertaking to which we are a party or by which we are bound.

     6.10. We shall, at our expense, duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, mortgages, deeds of trust, deeds to secure debt, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, landlord's or mortgagee's waivers of liens and contents to the exercise by you of all your rights and remedies hereunder, under any supplement hereto or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be necessary or proper in your opinion to evidence, perfect, maintain and enforce your security interest and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any supplement hereto. Where permitted by law, we hereby authorize you to execute and file one or more Uniform Commercial Code financing statements signed only by you.


Section 7. SPECIFIC POWERS.

     7.1. We hereby constitute you and your agent and any designee, as our attorney-in-fact, at our own cost amid expense, to exercise at any time all or any of the following powers which, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) to receive, take, endorse, assign, deliver, accept and deposit, in your or our name, any and all checks, notes, drafts, remittances and other instruments and documents relating to the Collateral; (b) on or after the occurrence of an Event of Default to receive open and dispose of all mail addressed to us and to notify postal authorities to change the address for delivery thereof to such address as you may designate; (c) to transmit to Account Debtors notice of your interest therein and to request from such Account Debtors at any time, in your or our name or that of your designee, information concerning the Accounts and the amounts owing thereon; (d) on or after the occurrence of an Event of Default, to notify Account Debtors to make payment directly to you; (e) on or after the occurrence of an Event of Default, to take or bring, in your or our name, all steps, actions, suits or proceedings deemed by you necessary or desirable to effect collection of the Collateral; and (f) so execute in our name and on our behalf any UCC financing statements or amendments thereto. We hereby release you and your officers, employees and designees, from any liability arising from any act or acts under this Agreement or in furtherance thereof, whether of omission or commission and whether based upon any error of judgment or mistake of law or fact.


Section 8 EVENTS OF DEFAULT AND REMEDIES.

     8.1. All Obligations shall be, at your option, immediately due and payable without notice or demand (notwithstanding any deferred or installment payments allowed, if any, by any instruments evidencing or relating to the Obligations) and any provision of this Agreement or any supplement hereto, as to future loans and advances by you shall, at your option, terminate forthwith, upon the termination or non-renewal of this Agreement or upon the occurrence of any one or more of the following ("Events of Default"):
(a) if we shall fail to pay so you when due any amounts owing to you under any Obligation, or shall breach any of the terms, covenants, conditions or provisions of this Agreement, any supplement hereto or any other agreement between you and us or between any other third person or entity and us, (by if any guarantor, endorser or other person liable on the Obligations shall terminate or breach any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such person with, or in favor of, you or any other third person or entity; (c) if any representation, warranty, or statements of fact made to you at any time by us or on our behalf is false or misleading in any material respect; (d) if we, or any guarantor endorser or other person liable on the Obligations, shall become insolvent, fail to meet our or their debts as they mature, call a meeting of creditors or have a creditors' committee appointed, make an assignment for the benefit of creditors, commence or have commenced against us or them any action or proceeding for relief under any bankruptcy law, or its judgment is rendered against us or them, or if we or they suspend or discontinue doing business for any reason, or if a receiver, custodian or trustee of any kind is appointed for us or them or any of our or their respective properties; (e) if there shall be a material adverse change in our business, assets or condition (financial or otherwise) from the date hereof;
(f) if there is any change in our majority control or ownership; or (g) if at any time you shall, in your sole discretion,* consider the Obligations insecure or any part of the Collateral unsafe, insecure or insufficient and we shall not on your demand furnish other Collateral or make payment on account, satisfactory to you.

     8.2. Upon the occurrence of any Event of Default and at any time thereafter, you shall have the right (in addition any other rights you may have under this Agreement, any supplement hereto or otherwise) without further notice to us, to appropriate, set off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as you shall in your sole discretion determine, to enforce payment of any Collateral, to settle, compromise or release in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect so the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustments with respect thereto, to issue credits in your or our name, to sell, assign and deliver the Collateral (or any part thereof), as public or private sale, as broker's board, for cash, upon credit or otherwise, at your sole option and discretion, and you may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived.

     8.3. In the event you seek to take possession of all or any portion of the Collateral by judicial process, we irrevocably waive: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required,
(b) any demand for possession prior to the commencement of any suit or action to recover the Collateral, and (c) any requirement that you retain possession and not dispose of any Collateral until after trial or final judgment.

     8.4. We agree that the giving of * days notice by you, sent by ordinary mail, postage prepaid, to our address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is so be made, shall be deemed to be reasonable notice thereof and we waive any other notice with respect thereto.

     8.5. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by you to the payment of the Obligations in such order as you may elect, and we shall remain liable to you for any deficiency. Without limiting the generality of the foregoing, if you enter into any credit transaction, directly or indirectly, in connection with the disposition of any Collateral, you shall have the option, at any time, in your sole discretion, to reduce the Obligations by the principal amount of such credit transaction or to defer the reduction thereof until actual receipt by you of cash or other immediately available funds in connection therewith.

     8.6. The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies you may have under the UCC or other applicable law. You shall have the right, in your sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Collateral is to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

     8.7. No act, failure or delay by you shall constitute a waiver of any of your rights and remedies. No single or partial waiver by you of any provision of this Agreement or any supplement hereto, or breach or default thereunder, or of any right or remedy which you may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

     8.8. We waive presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all notices or demands whatsoever (except as expressly provided herein). You may, at all times, proceed directly against us to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect your or our rights in the Collateral.


Section 9. EFFECTIVE DATE: TERMINATION; COSTS.

     9.1. This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending two (2) years from the date hereof (the "Renewal Date") and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided that, we hereby agree that you may, at your option extend the Renewal Date to three (3) years from the date hereof by giving to us notice at least sixty (60) days prior to the date of the second anniversary of this Agreement. Either party may terminate this Agreement on the Renewal Date or on the anniversary of the Renewal Date in any year by giving the other party at least sixty (60) days prior written notice by registered or certified mail, return receipt requested, and, in addition, you shall have the right to terminate this Agreement immediately at any time upon the occurrence of an Event of Default. No termination of this Agreement, however, shall relieve or discharge us of our duties, obligations and covenants hereunder until all Obligations have been paid in (full, and your continuing security interest in the Collateral shall remain in effect until such Obligations have been fully discharged.

     9.2. If you terminate this Agreement upon the occurrence of an Event of Default or at our request, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of your lost profits as a result thereof, we hereby agree that we shall pay so you, upon the effective date of such termination, an early termination fee in an amount equal to: (a) * percent of the Maximum Credit if such termination occurs on or prior to the first anniversary of this Agreement; (b) two (2%) percent of the Maximum Credit if such termination occurs after she first anniversary of this Agreement but on or prior to the second anniversary of this Agreement; or (c) one (1%) percent of the Maximum Credit if you have exercised your option as provided in paragraph
9.1 above and such termination occurs after the second anniversary of this Agreement but prior to the third anniversary of this Agreement. Such termination fee shall be presumed to be the amount of damages sustained by said early termination and we agree that it is reasonable under the circumstances currently existing. The early termination fee provided for in this paragraph 9.2 shall be deemed included in the Obligations,

     9.3. This Agreement, any supplement hereto, and any agreements, instruments or documents delivered or to be delivered in connection herewith represent our entire agreement and understanding concerning the subject matter hereof and thereof, and supersede all other prior and contemporaneous agreements, understandings, negotiations and discussions, representations, warranties, commitments, offers, contracts, whether oral or written.

     9.4. No provision hereof shall be modified or amended orally or by course of conduct but only by a written instrument expressly referring hereto signed by both parties.

     9.5. Upon your request we shell pay to you, or reimburse you for, all sums, costs and expenses which you may pay or incur in connection with or related to the negotiation, preparation, consummation, administration and enforcement of this Agreement, any supplement hereto, and all other agreements, instruments and documents in connection herewith and therewith and the transactions contemplated hereunder and thereunder, together with any amendments, supplements, consents or modifications which may be hereafter made or entered into in respect hereof or thereof, and all efforts made to defend, protect or enforce the security interest granted herein or therein or in enforcing payment of the Obilagations, including without limitation, appraisal fees, filing fees and taxes, title insurance premiums, recording taxes, expenses for searches, expenses heretofore incurred by you and from time to time hereafter during the course of periodic field examinations of the Collateral and our operations, *wire transfer fees, check dishonor fees, the fees and disbursements of counsel to you, all fees and expenses for the service and filing of papers, premiums on bonds and undertakings, fees of marshalls, sheriffs, custodians, auctioneers and others, travel expenses and all court costs and collection charges, all of which shall be part of the Obligations and shall accrue interest after demand thereof at a rate equal to the highest rate then payable on any of the Obligations.


Section 10. NOTICES.

     10.1. All notices, requests and demands to or upon the respective parties hereto telex, telegram or facsimile, immediately upon sending; if by Federal Express, Express Mail or any other overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at the address (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph) set forth herein.


Section 1l. WAIVER OF JURY TRIAL; JURISDICTION; CHOICE OF LAW

     11.1. We and you each hereby waive all rights to a trial by jury in any action or proceeding of any kind arising out of or relating to this Agreement, any supplement hereto, the Obligations, the Collateral or any such other transaction. We hereby waive rights of setoff and rights to interpose counterclaims in the evens of any litigation with respect to any matter connected with this Agreement, any supplement hereto, the Obligations, the Collateral or any other transaction between the parties and we hereby irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York in connection with any action or proceeding of any kind arising out of or relating to this Agreement, any supplement hereto, the Obligations, the Collateral or any such other transaction.

     11.2. In any such litigation we waive personal service of any summons, complaint or other process and agree that service thereof may be made by certified or registered mail directed to us at our address set forth below. Within thirty (30) days after such mailing, we shall appear in answer to such summons, complaint or other process, failing which we shall be deemed in default and judgment may be entered by you against us for the amount of the claim and other relief requested therein.

     11.3. This Agreement and all transactions thereunder shall be deemed to be by and interpreted in accordance with the laws of that State. If any part or provision applicable law or regulation, such part or provision shall be severable without affecting the validity of any other part or provision of this Agreement.


                                   Very truly yours,

                                   EASTCO INDUSTRIAL SAFETY CORP.
                                   -------------------------------------------

                                   By:   /s/ [ILLEGIBLE]
                                         -------------------------------------


                                   Title:  V.P. Finance
                                         -------------------------------------


                                    Address:

                                    130 West 10th Street
                                   -------------------------------------------
                                    Huntington Station, New York 11746
                                   -------------------------------------------


Accepted at New York, New York

as of October 1, 1991

CONGRESS FINANCIAL CORPORATION

By:  /s/ [ILLEGIBLE]
     -------------------------

Title: Vice President
      ------------------------

                                      RIDER

                                       TO
                ACCOUNTS FINANCING AGREEMENT [SECURITY AGREEMENT]
                                     between
                         Congress Financial Corporation
                                       and
                         Eastco Industrial Safety Corp.



     This Rider sets forth modifying terms to the respective indicated Sections of the Agreement corresponding to the asterisks in such Sections of the Agreement.


Section 3.6 * We shall pay to you an annual servicing fee in an amount equal to $6,000 per year payable in installments of $l,500 each simultaneously with the execution hereof and on the first day of each consecutive three (3) month period hereafter, during the term, including all renewal terms, ot this Agreement or so long as any of the Obligations are outstanding.

Section 3.7 * We shall pay to you a closing fee in an amount equal to $75,000, which closing fee shall be fully earned as of the date hereof and shall be payable simultaneously with the execution hereof.

Section 5.1 * two (2) business days for federal funds wire transfers and ** any other form of payment, with respect to the


Section 6.8         * on Exhibit A attached hereto


Section 8.1         * reasonably

Section 8.4         * ten (10)

Section 9.2         * three (3%)

Section 9.5 * plus a charge of $500 per person per day for your field examiners (in addition to reimbursement of their expenses)

              COVENANTS SUPPLEMENT TO ACCOUNTS FINANCING AGREEMENT
                              (SECURITY AGREEMENT]


                                                           as of October 1, 1991



Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     This Covenants Supplement ("Supp1ement") is a supplement to the Accounts Financing Agreement [Security Agreement] between Eastco Industrial Safety Corp. ("Borrower", as hereinafter further defined) and Congress Financial Corporation ("Congress", as hereinafter further defined) dated of even date herewith (the "Accounts Agreement"). This Supp1ement is (a) hereby incorporated into the Accounts Agreement, (b) made a part thereof and (c) subject to the terms, conditions, covenants and warranties thereof. All terms (including capitalized terms) used herein shall have the meanings ascribed to them respectively in the Accounts Agreement or the other supplements thereto, as the case may be, unless otherwise defiled in this Supplement.


Section 1. ADDITIONAL DEFINITION

     1.1 For purposes of this Agreement, the following terms shall have the respective meanings given to them as follows:

     "Affiliate" shall mean, with respect to a specified Person, any other Person (a) who, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, or (b) who is a director, officer, shareholder or employee of such Person.

     "Borrower"  shall  mean  Eastco   Industrial   Safety  Corp.,  a  New  York
corporation, and its successors and assigns.

     "Borrower" shall mean Congress Financial Corporation, a California corporation, and its successors and assigns. Any other terms used in any of the other Financing Agreements to identify Congress including the terms "Secured Party", "you", "your", "we"' or "our", as the case may be, shall have the same meaning as "Congress" set forth herein

     "Consolidated Tangible Net Worth" shall mean, as to any Person, at any time, in accordance with GAAP, on a consolidated basis with such Person's Subsidiaries, the amount equal to the difference between: (a) the aggregate net book value of all assets of such Person and its Subsidiaries (excluding the book value of good will), calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves (including all reserves for doubtful receivables, bad debts, obsolescence, depreciation and amortization) and (b) the total aggregate Indebtedness of such Person and its Subsidiaries (including tax and other proper accruals).

     "Consolidated Working Capital" shall mean, as to any Person, at any time, on a consolidated basis with such Person's Subsidiaries', the amount equal to the difference between: (a) the aggregate net book value of all assets of such Person and its Subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves, which would, in accordance with GAAP, be classified as current assets and (b) all Indebtedness of such Person and its Subsidiaries which would, in accordance with GAAP, be classified as current liabilities; provided, that, the aggregate principal amount of the then outstanding Obligations to Congress shall not be considered current liabilities for purposes of this calculation.

     "Financing Agreements" shall mean all agreements, documents and instruments entered into by Congress with, or delivered to Congress by, Borrower (as such agreements, documents or instruments now exist or may hereafter be amended, modified supplemented, extended, renewed, restated or replaced), including, without limitation: (a) the Accounts Agreement and all supplements thereto including this Supplement, (b) the Guarantees, and (c) any other documents instruments, agreements supplementary guarantees and/or security agreements and/or other collateral documents now or hereafter delivered to Congress by Borrower or any guarantor in connection with or related to the Financing Agreements, the Obligations or the Collateral.

     "GAAP" shall mean generally accepted accounting principles as in effect on the date hereof consistently applied.

     "Guarantees" shall mean, individually and collectively, each Guarantee and Waiver now or hereafter executed by any party in favor of Congress with respect to the Obligations of the Borrower now or hereafter outstanding to Congress, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     "Indebtedness" shall mean as to any Person, all items which, in accordance with GAAP, would be included in determining total liabilities shown on the liability side of its balance sheet as at the date such Indebtedness is to be calculated.

     "Norstar" shall mean Norstar Bank, a New York banking corporation, and its successors and assigns.

     "Person" shall mean any individual, sole proprietorship, partnership, corporation (including a business trust), unincorporated association, joint stock corporation, trust, joint venture, association, organization or other entity or government or any agency or instrumentality or political subdivision thereof.

     "Subsidiary" shall, mean any corporation, association or organization, active or inactive, as to which more than fifty (50%) percent of the outstanding voting stock or shares shall now or hereafter be owned or controlled, directly or indirectly by a Person, any Subsidiary of such P9son, or any Subsidiary thereof.

     1.2 All accounting terms not specifically defined herein shall be construed in accordance with GAAP, except as otherwise stated herein.

     1.3 The words "hereof", "herein", "hereunder", "this Supplement" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.4 All terms not specifically defined herein which are defined in Uniform Commercial Code currently in effect in the State of New York shall have the meanings as defined in such Uniform Commercial Code.

     1.5 For purposes of this Supplement, unless the context otherwise requires, all other terms hereinbefore or hereinafter defined, including but not limited to those terms defined in the recitals hereto, shall have the meanings therein assigned to such terms. All references to Borrower and other Persons set forth herein shall include their respective successors and assigns. All references to any other term in the plural shall include the singular and all references to any term in the singular shall include the plural.


Section 2. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     In addition to the representations, warranties and covenants contained in the other Financing Agreements, Borrower hereby represents, warrants and covenants to Congress the following, the truth and accuracy of which are, and compliance with being, a continuing condition of the making of loans, advances and other financial accommodations to Borrower by Congress under the Financing
Agreements:

     2.1. Subsidiaries.

       (a) Borrower does not have any Subsidiaries as of the date hereof except as set forth on Exhibit 2.1 annexed hereto.

       (b) Borrower shall not form or acquire any additional Subsidiaries without the prior written consent of Congress, which consent shall not be unreasonably withheld. In the event Congress so consents, promptly upon such formation or acquisition, Borrower shall execute and deliver, or shall cause any such Subsidiary to execute and deliver to Congress, in form and substance satisfactory to Congress and its counsel: (i) an absolute and unconditional guarantee of payment of any and all present and future Obligations of Borrower to Congress, (ii) a general security agreement granting to Congress a first and only lien (except as otherwise consented to by Congress) upon all of such Subsidiary's assets, (iii) related Uniform Commercial Code Financing Statements, and (iv) such other agreements, documents and instruments as Congress may require, including, but not limited to, supplements and amendments hereto and other loan agreements or instruments evidencing indebtedness of such new Subsidiary to Congress.

     2.2. Indebtedness. Borrower shall not, and shall not permit any Subsidiary of Borrower to, create, incur, assume or permit to exist, contingently or otherwise, any Indebtedness, except:

       (a) Indebtedness to Congress;

       (b) Indebtedness consisting of unsecured current liabilities incurred in the ordinary course of its business which are not past their original or extended due dates;

       (c) Indebtedness incurred in the ordinary course of their respective businesses secured only by liens permitted under Section 2.3(b) and 2.3(c) hereof;

       (d) Indebtedness of Borrower to Norstar in the principal amount outstanding as of the date hereof of $500,000, which Indebtedness is and shall be subject and subordinate to the Obligations to Congress pursuant to the terms of that certain Intercreditor Agreement between Congress and Norstar dated on or about the date hereof: provided, that: (i) Borrower complies with the terms of such Intercreditor Agreement and (ii) Borrower shall furnish to Congress all notices, demands or other materials concerning such Indebtedness, either received by it in connection therewith promptly after receipt thereof, or sent by it in connection therewith concurrently with the sending thereof, as the case may be; and

       (e)  Indebtedness  existing  on the date  hereof  which is  described  on
Exhibit 2.2(e) hereto; provided that: (i) Borrower and its Subsidiaries may only make regulary scheduled payments of principal and interest in respect of such Indebtedness as set forth in Exhibit 2.2(e); (ii) Borrower and its Subsidiaries shall not, directly or indirectly, (A) make any prepayments or other non-mandatory payments in respect of such Indebtedness or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otheerwise deposit or invest any sums for such purpose, or (C) amend, modify, alter or change the terms of such Indebtedness or any agreement or instrument related thereto (except as specifically permitted in Section 2.2 of the Intercreditor Agreement between Norstar and Congress referred to above); and
(iii) Borrower and its Subsidiaries shall furnish to Congress all notices, demands or other materials concerning such Indebtedness, after receipt thereof or sent by any of them concurrently with the sending thereof, as the case may be.

     2.3. Limitation on Liens. Borrower shall not, and shall not permit any Subsidiary of Borrower to, create or suffer to exist any mortgage, pledge, security interest, lien, encumbrance, defect in title or restriction upon the use of its real or personal properties, whether now owned or hereafter acquired, except:

       (a) the liens or securi4y interests in favor of Congress;

       (b) tax, mechanics and other like statutory liens arising in the ordinary course of the Borrower's or any of its Subsidiaries' respective businesses to the extent (1) such liens secure Indebtedness which is not overdue or (ii) until foreclosure or similar proceedings shall have been commenced, such liens secure Indebtedness relating to claims or liabilities which are being contested in good faith by appropriate proceedings diligently pursued available to Borrower or its Subsidiaries prior to the commencement of foreclosure or other similar proceedings and are adequately escrowed for or reserved against in Congress' sole judgment, reasonably applied;

       (c) purchase money mortgages or other purchase money liens or security interests upon any specific fixed assets hereafter acquired, or mortgages, liens or security interests existing on any such future fixed assets at the time of acquisition thereof (including, without limitation, capitalized or finance leases) or in connection with the refinancing of existing purchase money mortgages or other purchase money liens or, security interests (inc1uding, without limitation, existing capitalized or finance leases) with respect to specific fixed assets, provided, that, (i) no such purchase money or other mortgage, lien or security interest (or capitalized or finance lease, as the case may be) with respect to specific future fixed assets or as refinanced shall extend to or cover any other property, other than the specific fixed assets so acquired or refinanced subject to such mortgage, lien or security interest (or lease) and the proceeds thereof,
(ii) such mortgage, lien or security interest secures the obligation. to pay the purchase price of such specific fixed assets only (or the obligations under the capitalized or finance lease), and (iii) the principal amount secured thereby shall not exceed one hundred (100%) percent of the cost of the fixed assets so acquired or subject to such mortgage, lien or security in crest (or lease);

       (d) the existing liens,  encumbrances or security  interests set forth on
Exhibit 2.3(d) hereto.

     2.4. Loans, Investments, Guarantees, Etc. Borrower shall not, and shall not permit any Subsidiary of Borrower to, directly or indirectly, make any loans or advance money or property to any Person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or Indebtedness or all or a substantial part of the assets or property of any Person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the Indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except:

       (a) guarantees by any SubsIdiary of Borrower of the Obligations in favor of Congress;

       (b) the existing guarantees by certain Subsidiaries of Borrower of obligations of Borrower in favor of Norstar;

       (c) the endorsement of instruments for collection or deposit in the ordinary course of business;

       (d) after written notice thereof to Congress, investments in the following instruments, which shall be pledged and delivered to Congress upon Congress' request, (1) marketable obligations issued or guaranteed by the United States of America or an instrumentality or agency thereof, maturing not more than one (1) year after the date of acqisition thereof, (ii) certificates of deposit or other obligations maturing not more than one (1) year after the date of acquisition thereof issued by any bank or trust company organized under the laws of and located in the United States of America or any State thereof. and having capital, surplus and undivided profits of at least $100,000,000, and
(iii) open market commercial paper with a maturity not in excess of two hundred seventy (270) days from the date of acquisition thereof which have the highest credit rating by either Standard & Poor's Corporation or Moody's Investors Service, Inc.; and

     (e) any Subsidiary of Borrower may make loans to Borrower.

     2.5. Transactions with Affilliates. Borrower shall not, and shall not permit any Subsidiary of Borrower to, directly or indirectly:

       (a) purchase, acquire or lease any property or receive any services from, or sell, transer or lease any property to, any Affiliate of the Borrower or any Subsidiary of the Borrower or any agent or employee of the Borrower or any Subsidiary of the Borrower, except on prices (including commissions) and terms no less favorable than would have beep obtained in an arm's length transaction with a, non-affiliated Person; or

       (b) make any payment of management fees or of the principal amount of or interest on any Indebtedness for borrowed money owing to any Affiliate of the Borrower.

     2.6. Dividends. Borrower shall not, and shall not permit any Subsidiary of Borrower to, direct1y or indirectly, during any fiscal year, commencing with the current fiscal year, declare or pay any dividends on account of any shares of any class of capital stock of the Borrower or its Subsidiaries now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) or apply or set apart any sums, or make any other distribution (by reduction of capita1 or otherwise) in respect of any such shares or agree to do any of the foregoing, except that any Subsidiary of Borrower may dec1are and pay dividends to Borrower on account of any shares of any class of capital stock of such Subsidiary which such Subsidiary is legally entitled to declare or pay.

     2.7. Consolidated Tangible Net Worth. Borrower and its Subsidiaries shall, at all times, until all obligations have been indefeasibly paid in full, maintain a Consolidated Tangible Net Worth of Five Hundred Thousand Dollars ($500,000);

     2.8. Consolidated Working Capital. Borrower and its Subsidiaries shall, at all times, untill all Obligations have been indefeasibly paid in full, maintain a Consolidated working Capital of not less than Three Million Five Hundred Thousand Dollars ($3,500,000).

     2.9. Tradestyles. Some of Borrowers invoices may from time to time be rendered to customers under the tradestyles listed on Exhibit 2.9 annexed hereto (which, together with any new tradestyles used after the date hereof are referred to collectively as the "Tradestyles" and individually, as a "Tradestyle"). As to the Tradestyles used by it, and the related Accounts, the Borrower hereby agrees that:

       (a) Each Tradestyle is a trade name and style (and not an independent corporation or other legal entity) by which Borrower may identify and sell or Lease certain of its goods or services and conduct a portion of its business;

       (b)  All   Accounts  and  proceeds   thereof   (including   any  returned
merchandise) which arise from the sale or lease of goods or rendition of services invoiced under the Tradestyle shall be owned solely by Borrower and shall be subject to the security interests of Congress and other terms of this Agreement.

       (c) All assignments or confirmatory schedules of Accounts or chattel paper delivered to Congress by Borrower, whether in the name of any of the Tradestyles or Borrower, shall be executed by Borrower as owner of such assigned Accounts or chattel paper, as the case may be; and


       (d) New Tradestyles may be used by Borrower, but only if (i) Congress is given at least thirty (30) days prior written notice of the intended use of any new Tradestyle, which notice shall set forth the proposed new Tradestyle, and the intended user(s) thereof and (ii) such supplemental financing statements as Congress shall request shall be executed and delivered by the intended user(s) for filing by Congress prior to the use of such new Tradestyle.




                                             Very truly yours,

                                             EASTCO INDUSTRIAL SAFETY CORP.


                                             By: [ILLEGIBLE]
                                             ----------------------------------

                                             Title: V.P. Finance
                                             ----------------------------------

ACCEPTED:

CONGRESS FINANCIAL CORPORATION

By: /s/ [ILLEGIBLE]

Title: Vice President

[LOGO A CORESTATES COMPANY]

                                                           as of October 1, 1991

Congress Financial Corporation
1133 Avenue of the Americas
New York, New YOrk  10036

                              Re: Inventory Loans
                              -------------------

Gentlemen:

     Reference is made to the Accounts Financing Agreement [Security Agreement] between us, dated as of October 1, 1991, as from time to time amended and supplemented (the "Accounts Agreement").

     Reference is also made to the Supplement to the Accounts Agreement, between us, dated as of October 1, 1991, as from time to time amended and supplemented (the "Supplement").

     This agreement is (a) hereby incorporated into the Accounts Agreement and Supplement (b) made a part thereof and (c) subject to the other terms, conditions, covenants and warranties thereof. All terms (including) capitalized terms) used herein shall have the meanings ascribed to them respectively in the Accounts Agreement and Supplement, unless otherwise defined herein.

       1.     As used herein:

              a. "Eligible Inventory" shall mean and include Inventory consisting of first quality finished goods held for resale in the ordinary course of our business and raw materials for such finished goods, which are located at our premises and acceptable to you in all respects. General criteria for Eligible Inventory may be established and revised from time to time by you in exclusive judgment. In determining such acceptability you may, but need not, rely on reports and schedules of Inventory furnished to you by us, but reliance thereon by you from time to time shall not be deemed to limit your right to revise standards of eligibility at any time. In general, except in sole discretion, Eligible Inventory shall not include work in process, components which are not part of finished goods, spare parts, packaging and shipping materials, supplies used or consumed in our business, Inventory at the premises of third parties or subject to a security interest or lien in favor of any third party, bill and hold goods, Inventory which is not subject to your perfected security interest, returned and/or defective goods, "seconds" and Inventory purchased on consignment.


              b. "Value" shall mean cost or market price, as determined by you, whichever is lower.

       2.     In addition  to loans which may be made by you to us,  pursuant to
              Section 2 of the Accounts Agreement, you shall, in your sole discretion, make loans to us from time to time, at our request, of up to the following percentages of Value of the following categories of Eligible Inventory (or such greater or lesser percentages thereof as you shall, in your sole discretion, determine from time to time):

                     fifty percent (50%) of E1igib1e Inventory consisting of raw materials and finished goods


       3. Except in your sole discretion, the outstanding aggregate principal amount of loans by you to us hereunder shall not exceed, at any time, the lower of (a) the aggregate amount of the above percentages of Value of Eligible Inventory or (b) $2,500,000.

       4. All loans made by you, interest thereon and other sums owed by us to you hereunder shall be payable and evidenced as provided in Sections 2 and 3 of the Accounts Agreement. Without limiting your right to demand payment of the Obligations, or any portion thereof, in accordance with any other terms of the Accounts Agreement and Supplement, in the event that the outstanding aggregate principal amount of loans by you to us hereunder exceeds such limit, we shall remain liable therefor and the entire amount of such excess(es) shall, at your option, become immediately due and payable, upon your demand.




                                             Very truly yours,

                                             EASTCO INDUSTRIAL SAFETY CORP.
                                             ----------------------------------

                                             By: /s/ [ILLEGIBLE]
                                             ----------------------------------

                                             Title: V.P. Finance
                                             ----------------------------------

                   INVENTORY AND EQUIPMENT SECURITY AGREEMENT
                   SUPPLEMENT TO ACCOUNTS FINANCING AGREEMENT
                              [SECURITY AGREEMENT]


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036


Gentlemen:

     This Inventory and Equipment Security Agreement ("Supplement") is a supplement to the Accounts Financing Agreement (Security Agreement] between us, dated as of October 1, 1991 (the "Agreement"). This Supplement is (a) hereby incorporated into the Agreement, (b) made a part thereof and (c) subject to the other terms, conditions. covenants and warranties thereof. All terms (including capitalized terms) used herein shall have the meanings ascribed to them respectively in the Agreement, unless otherwise defined in this Supplement.


Section 1. ADDITIONAL SECURITY INTEREST.

     As additional security for the prompt performance, observance and payment in full of all Obligations, we hereby grant to you a continuing security interest in, a lien upon, and a right of setoff against, and we hereby assign, transfer, pledge and set over to you the followIng (which is and shall be deemed part of the Collateral as defined and used in the Agreement):

     1.1. All raw materials, work in process, finished goods, and all other inventory of whatever kind or nature, wherever located, whether now owned or hereafter existing or acquired by us ("Inventory"), including without limitation, all wrapping. packaging. advertising, shipping materials, and all other goods consumed in our business, all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of our right, title and interest therein and thereto;

     1.2. All equipment, machinery. computers and computer hardware, vehicles, tools, dies, jigs, furniture, trade fixtures and fixtures; all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, substitutions and replacements thereof. wherever located, whether now owned or hereafter acquired by us ("Equipment"), including without limitation, all equipment listed on any Schedule A annexed hereto and made a part hereof;

     1.3. All books, records, documents, other property and general intangibles at any time relating to the inventory and the Equipment: and

     1.4. All products and proceeds of the foregoing, in any form. including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.


Section 2. ADDITIONAL REPRESENTATIONS. WARRANTIES AND COVENANTS.

     We hereby represent, warrant and covenant to you the following (which shall survive she execution and delivery of this Supplement), the truth and accuracy of which, and compliance with, being a continuing condition of the making of loans by you under the Agreement or any other supplement thereto:

     2.1. We are and shall be, with respect to the Equipment, the owner of such Equipment free from any lien, security interest, claim and encumbrance of any kind, except in your favor and as set forth on Schedule B, if any, annexed hereto and made a part hereof.

     2.2. The only locations of any Collateral are those addresses listed on Schedule C annexed hereto and made a part hereof. Schedule C sets forth the owner and/or operator of the premises at such addresses for all locations which we do not own and operate and all mortgages. if any, with respect to the premises. We shall not remove any Collateral from such locations, without your prior written consent, except for sales of Inventory in the ordinary course of our business.

     2.3. We shall at all times maintain, with financially sound and reputable insurers, casualty and hazard insurance with respect to the Collateral for not less than its full market value and against all risks to which it may be exposed. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to you and shall provide for ten (10) days' minimum prior cancellation notice in writing to you. You may act as attorney for us in obtaining, adjusting, settling, amending and cancelling such insurance. We shall promptly (a) obtain endorsements to all existing and future insurance policies with respect to the Collateral specifying that the proceeds of such insurance shall be payable to you and us as our interests may appear and further specifying that you shall be paid regardless of any act, omission or breach of warranty by us, (b) deliver to you an original executed copy of, or executed certificate of the insurance carrier with respect to, such endorcement and, at your request, the original or a certified duplicate copy of the underlying insurance policy, and (c) deliver to you such other evidence which is satisfactory to you of compliance with the provisions hereof.

     2.4. We shall promptly notify you in writing of the details of any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in our business, properties, assets goodwill or condition, financial or otherwise.

     2.5. At your option, you may apply any insurance monies received at any time to the cost of repairs to or replacement for the Inventory and/or Equipment and/or to payment of any of the Obligations, whether or not due, in any order and in such manner as you in your sole discretion, may determine.

     2.6. Upon your request, at any time and from time to time, *we shall, at our sole cost and expense, execute and deliver to you written reports or appraisals as to the Inventory and Equipment listing all items and categories thereof, describing the condition of same and setting forth the value thereof (the lower of cost or market value of the Inventory and the lower of net cost less depreciation, fair market value and/or liquidation value of the Equipment), in such form as in satisfactory, to you.

     2.7. We shall, at our own expense, keep the Equipment in first class order, repair. running and marketable condition.

     2.8. We shall (a) use, store and maintain the Inventory and the Equipment with all reasonable care and caution, and (b) use the Inventory and Equipment for lawful purposes only and in conformity with applicable laws, ordinances and regulations. *but not more often than two (2) times per fiscal year, provided there is not an Event of Default.

     2.9. All inventory shall be produced in accordance with the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto.

     2.10. The Inventory and the Equipment are and shall be used in our business and not for personal, family, household or farming use.

     2.11. The Equipment is now and shall remain personal property and we shall not permit any of the Equipment to be or become a part of or affixed to real property without (a) prior written notice to you and your written consent and
(b) first making all arrangements, and delivering or causing to be delivered to you, such agreements and other documentation requested by you for the protection and preservation of your security interest, and liens, in form and satisfactory to you, including, without limitation, waivers and subordination agreements by any landlords or mortgagees of statutory and non-statutory liens and rights of distraint.

     2.12. We assume all responsibility and liability arising from or relating to the use, sale or other disposition of the Inventory and the Equipment.


Section 3. ADDITIONAL REMEDIES.

     Upon the occurrence of an Event of Default and at any time thereafter, you shall have the right (in addition to any other rights you may have under the Agreement, this Supplement or otherwise), without notice to us at any time and from time to time, in your discretion, with or without judicial process or she aid or assistance of others and without cost to you:

     3.1. To enter upon any premises on or in which any of the Inventory or Equipment may be located and, without resistance or interference by us, take possession of the Inventory and the Equipment;

     3.2. To complete processing, manufacturing and repair of all or any portion of the Inventory;

     3.3. To sell, foreclose or otherwise dispose of any part or all of the inventory and the Equipment on or in any of our premises or premises of any other party

     3.4. To require us, at our expense, to assemble and make available to you any part or all of the Inventory and the Equipment at any place and time designated by you; and

     3.5. To remove any or all of the Inventory and the Equipment from any premises on or in which the same may be located, for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose (and if any of the Inventory or the Equipment consists of motor vehicles, you may use our registrations and license plates).

     IN WITNESS WHEREOF we have caused these presents to be duly executed as of the 1st day of October 1991.




                                                EASTCO NOUSTRIAL TY CORP.

                                                By: /s/ [ILLEGIBLE]
                                                   ---------------------------

                                                Title: V.P. Finance
                                                      ------------------------


                                   SCHEDULE A
                        LIST AND DESCRIPTION OP EQUIPMENT


                            [INTENTIONALLY DELETED]